CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer of Highland Floating Rate Limited Liability Company (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   October 31, 2007                        /s/ James D. Dondero
     ------------------------------    -----------------------------------------
                                       James D. Dondero, Chief Executive Officer
                                       (principal executive officer)

I, M. Jason Blackburn, Chief Financial Officer of Highland Floating Rate Limited Liability Company (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    October 31, 2007                    /s/ M. Jason Blackburn
     ----------------------------   --------------------------------------------
                                    M. Jason  Blackburn, Chief Financial Officer
                                    (principal financial officer)